SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement

[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[  ]   Definitive Additional Materials

[  ]   Soliciting Material Pursuant to §240.14a-12

MANNING & NAPIER FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

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	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MANNING & NAPIER

WE NEED YOUR

# VOTE

IMPORTANT PROXY INFORMATION

MANNING & NAPIER FUND, INC.

Core Bond Series

Disciplined Value Series

Equity Income Series

High Yield Bond Series

International Series

Pro-Blend® Conservative Term Series

Pro-Blend® Moderate Term Series

Pro-Blend® Extended Term Series

Pro-Blend® Maximum Term Series

Real Estate Series

Strategic Income Moderate Series

Unconstrained Bond Series

April 4, 2018

Dear Shareholder,

You are receiving this letter and the accompanying Notice and Proxy Statement because of your investment in Class S Shares of one or more of the series of the Manning & Napier Fund, Inc. (the “Fund”) listed above (the “Series”).

We are seeking your approval for a proposal that, together with other changes, is expected to have either no effect on the expenses of the Series’ Class S shares, or, for the Class S shares of a number of Series, is expected to result in savings for shareholders, based on current asset levels.

A meeting of Class S shareholders of the Series will be held on May 25, 2018, at the offices of Manning & Napier at 290 Woodcliff Drive, Fairport, NY 14450 at 11:00 a.m. Eastern Time (the “Meeting”).

At the Meeting, Class S shareholders of each Series will be asked to approve the adoption of a Rule 12b-1 Distribution and Shareholder Services Plan (the “12b-1 Plan”) for the Class S Shares of the Series. If the 12b-1 Plan is approved by Class S shareholders of a Series, the current shareholder services fee paid by Class S Shares of the Series would be replaced with a distribution and/or shareholder services fee (“12b-1 fee”) payable at an annual rate of up to 0.25% of the average daily net assets of the Class S Shares of the Series. At the same time, certain other changes described in the accompanying Proxy Statement will be made to the fees and expenses of the Class S Shares of the Series such that, at current asset levels, the total operating expenses (before and after waivers) of the Class S Shares of each Series are expected to stay the same or decrease.

More information about the 12b-1 Plan and the concurrent changes to the fees and expenses of the Class S Shares of the Series is contained in the accompanying Proxy Statement. Please review the Proxy Statement carefully and retain it for future reference.

The Board of Directors of the Fund (the “Board”) determined that there is a reasonable likelihood that the 12b-1 Plan will benefit the Class S shareholders and that the 12b-1 Plan is in the best interest of the Class S Shares of each Series. Accordingly, the Board unanimously approved the 12b-1 Plan, and recommends that you vote “FOR” the 12b-1 Plan.

Whether or not you plan to attend the Meeting, we need your vote. The 12b-1 Plan must be approved by the Class S shareholders of a Series before it can be implemented for the class. In the event that insufficient votes are received from Class S shareholders of a Series, the Meeting may be adjourned with respect to that Series to permit further solicitation of proxies.

Voting is quick and easy. Everything you need is enclosed. Please vote by Internet, phone, or mail today.

Thank you for taking the time to consider this important proposal and for your continuing investment.

Sincerely,

Michele T. Mosca

President, Chairman and Director

Manning & Napier Fund, Inc.

QUESTIONS AND ANSWERS

The following is a summary of certain information contained elsewhere in this Proxy Statement. Shareholders should read the entire Proxy Statement carefully for more complete information.

Why did you send me this Proxy Statement?

You are receiving this Proxy Statement because you owned Class S Shares of one or more of the series of the Manning & Napier Fund, Inc. (the “Fund”) covered by the Proxy Statement (the “Series”) as of March 27, 2018 (the “Record Date”) and have the right to vote on the proposal described herein. This Proxy Statement contains information that shareholders should know before voting.

What am I being asked to vote on?

You are being asked to approve a Distribution and Shareholder Services Plan (the “12b-1 Plan”) for the Class S Shares of the Series.

How does the Board of Directors of the Fund (the “Board”) suggest that I vote?

The Board determined that there is a reasonable likelihood that the 12b-1 Plan will benefit the Class S shareholders and that the 12b-1 Plan is in the best interest of the Class S Shares of each Series. Accordingly, the Board unanimously approved the 12b-1 Plan, and recommends that shareholders vote “FOR” the 12b-1 Plan.

Is my vote important?

Yes. The 12b-1 Plan must be approved by the Class S shareholders of a Series before it can be implemented for the class. We need your vote to ensure that a quorum is reached and the 12b-1 Plan can be voted upon.

How do I vote?

You can vote in one of four ways:

•	By Internet (log on to the Internet site listed on your proxy card)
•	By phone (call the toll free number listed on your proxy card)
•	By mail (using the enclosed postage prepaid envelope)
•	In person at the shareholder meeting scheduled to occur at the offices of Manning & Napier, 290 Woodcliff Drive, Fairport, New York 14450, at 11:00 a.m. Eastern Time, on May 25, 2018.

We encourage you to vote as soon as possible so we can reach the needed quorum for the vote. Please refer to the enclosed proxy card for easy instructions for voting by Internet, phone, or mail.

Why would adoption of the 12b-1 Plan benefit shareholders?

The 12b-1 Plan provides a method of paying for distribution, shareholder, and/or administrative services provided by the Fund’s distributor, Manning & Napier Investor Services, Inc., or financial intermediaries. The 12b-1 Plan would replace the Class S Shares’ current shareholder services plan, which cannot be used to pay for distribution services. Because the 12b-1 Plan provides a method of paying for distribution services, it has the potential to increase the assets of the Series, and lead to lower expenses due to greater economies of scale and a wider range of investment opportunities. There can be no guarantee, however, that these potentials will be achieved.

What will be the effect of the 12b-1 Plan on the Class S Shares’ expenses?

If the 12b-1 Plan is approved by Class S shareholders of a Series, the current shareholder services fee paid by Class S Shares of the Series would be replaced with a distribution and/or shareholder services fee (“12b-1 fee”) payable at an annual rate of up to 0.25% of the average daily net assets of the Class S Shares of the Series. At the same time, certain other changes to the fees and expenses of the Class S Shares of the Series will be made such that, at current asset levels, the total operating expenses (before and after waivers) of the Class S Shares of each Series are expected to stay the same or decrease. More information about the concurrent changes to the fees and expenses of the Class S Shares of the Series is contained in the “Concurrent Changes Impacting Expenses” section of the Proxy Statement.

What will happen if a Series’ Class S shareholders do not approve the 12b-1 Plan for their Series?

If the 12b-1 Plan is not approved by the Class S shareholders of a Series, the Board will take such action as it determines to be in the best interest of the Class S Shares of the Series, and may consider other alternatives, including retaining the current shareholder services fee for the class. The approval of the 12b-1 Plan for the Class S shares of one Series is not contingent on the approval of the 12b-1 Plan for the Class S shares of any other Series.

Who will pay the costs of the proxy solicitation?

Manning & Napier Advisors, LLC, the investment advisor of the Series, will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies.

Whom should I call if I have questions?

For additional voting information, please call the Fund’s proxy solicitor toll-free at 1-800-581-5238. Representatives will be available Monday through Friday from 9:00 a.m. to 10:00 p.m., Eastern Time.

MANNING & NAPIER FUND, INC.

Core Bond Series

Disciplined Value Series

Equity Income Series

High Yield Bond Series

International Series

Pro-Blend® Conservative Term Series

Pro-Blend® Moderate Term Series

Pro-Blend® Extended Term Series

Pro-Blend® Maximum Term Series

Real Estate Series

Strategic Income Moderate Series

Unconstrained Bond Series

290 WOODCLIFF DRIVE

FAIRPORT, NEW YORK 14450

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON May 25, 2018, 2018

Notice is hereby given that a meeting of Class S shareholders of the above referenced series (the “Series”) of Manning & Napier Fund, Inc. (the “Fund”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on May 25, 2018, beginning at 11:00 a.m. Eastern Time (the “Meeting”).

At the Meeting, Class S shareholders of each Series will be asked to approve the adoption of a Rule 12b-1 Distribution and Shareholder Services Plan (“12b-1 Plan”) for the Class S Shares of their Series, and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof.

The attached Proxy Statement provides additional information about the Meeting. Shareholders of record of the Class S Shares of the Series as of the close of business on March 27, 2018 are entitled to vote at the Meeting and any adjournment(s) thereof. Each Class S Share of a Series is entitled to one vote, and a proportionate fractional vote for each fractional share.

Whether or not you plan to attend the Meeting in person, please vote your shares. To vote by mail please complete, date, and sign the enclosed proxy card(s) and return it in the self-addressed, postage-paid envelope. If you return a properly executed proxy card by mail and no instructions are marked on the proxy card, the proxy will vote your shares for the adoption of the 12b-1 Plan. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy. You may also vote by telephone or Internet, as follows:

To vote by telephone:

(1)Read the Proxy Statement and have your proxy card at hand.

(2)Call the toll-free number that appears on your proxy card(s).

(3) Follow the simple instructions.

To vote by Internet

(1) Read the Proxy Statement and have your proxy card at hand.

(2) Go to the Internet address that appears on your proxy card(s).

(3) Follow the simple instructions.

We encourage you to vote by telephone or Internet using the control number that appears on the enclosed proxy card(s). Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

The persons named as proxies will vote in their discretion on any other business as may be properly brought before the Meeting or any adjournment(s) thereof.

If the necessary quorum to transact business or the vote required to approve the adoption of the 12b-1 Plan for the Class S Shares of any Series is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Series in accordance with applicable law to permit further solicitations of proxies.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting To Be Held on May 25, 2018.

The proxy statement is available at proxyonline.com/docs/manningandnapier2018.pdf

For additional voting information, shareholders should call 1-800-581-5238 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

PLEASE RESPOND – WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT. WE ENCOURAGE YOU TO SUPPORT THE BOARD OF DIRECTORS’ RECOMMENDATION AND VOTE “FOR” THE ADOPTION OF THE 12B-1 PLAN.

By order of the Board of Directors,

Elizabeth Craig
Secretary
Manning & Napier Fund, Inc.
April 4, 2018

MANNING & NAPIER FUND, INC.

Core Bond Series

Disciplined Value Series

Equity Income Series

High Yield Bond Series

International Series

Pro-Blend® Conservative Term Series

Pro-Blend® Moderate Term Series

Pro-Blend® Extended Term Series

Pro-Blend® Maximum Term Series

Real Estate Series

Strategic Income Moderate Series

Unconstrained Bond Series

SPECIAL MEETING OF SHAREHOLDERS

To be held on May 25, 2018

PROXY STATEMENT

GENERAL

This Proxy Statement and enclosed proxy card(s) are being furnished to Class S shareholders of the above referenced series (the “Series”) of Manning & Napier Fund, Inc. (the “Fund”).

The Board of Directors of the Fund (the “Board”) is soliciting proxies from Class S shareholders for use at the Meeting of Shareholders, to be held at 290 Woodcliff Drive, Fairport, New York 14450, at 11:00 a.m. Eastern Time, on May 25, 2018, and at any and all adjournments thereof (the “Meeting”).

The Board has fixed the close of business on March 27, 2018 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting (the “Record Date”). You are entitled to vote at the Meeting and any adjournment(s) with respect to a Series if you owned Class S Shares of that Series at the close of business on the Record Date.

This Proxy Statement, the Notice of Meeting and the proxy card(s) are first being mailed to shareholders on or about April 5, 2018.

At the Meeting, Class S shareholders of each Series will be asked to approve the adoption of a Rule 12b-1 Distribution and Shareholder Services Plan (“12b-1 Plan”) for the Class S Shares of their Series, and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. If the 12b-1 Plan is adopted by Class S shareholders of a Series, the current shareholder services fee paid by Class S Shares of the Series would be replaced with a new asset-based fee for distribution and/or shareholder services. The fee paid by a fund pursuant to this type of plan is commonly referred to as a “12b-1 fee.”

The new 12b-1 fee under the 12b-1 Plan would be payable at an annual rate of up to 0.25% of the average daily net assets of the Class S Shares of a Series, but would be fully offset by the following concurrent changes to the fees and expenses of the Class S Shares of the Series:

(i)	The elimination of the current shareholder services fee paid by the Class S Shares of the Series under the Class S Shareholder Services Plan (as defined below); and

(ii)	For the Equity Income Series and Pro-Blend® Conservative Term Series, a reduction in the contractual investment management fees paid by the Series, and a reduction in the expense limitations for the Class S Shares of the Series, to offset the difference between the current shareholder services fee for the Class S Shares of the Series and the amount that would be payable by the Class S Shares of the Series pursuant to the 12b-1 Plan.

At a Board meeting held on August 24, 2017 (the “Board Meeting”), the Board approved the elimination of the shareholder services fee for the Class S Shares of the Series. The Board also approved new agreements with Manning & Napier Advisors, LLC, the investment advisor of the Series (the “Advisor”), with respect to the Equity Income Series and Pro-Blend® Conservative Term Series that implement the reductions in the contractual investment management fees paid by the Series and the reductions in the expense limitations for the Class S Shares of the Series, subject to shareholder approval of the 12b-1 Plan for the Class S Shares of the Series.

The Board and the Advisor have agreed that the Fund will not implement the 12b-1 Plan for the Class S Shares of a Series without concurrently eliminating the shareholder services fee for the Class S Shares of the Series, and, with respect to the Equity Income Series and Pro-Blend® Conservative Term Series, reducing the contractual investment management fees paid by the Series and the expense limitations for the Class S Shares of the Series, as described in “Concurrent Changes Impacting Expenses” below.

These changes will also reduce the fees incurred indirectly by the Strategic Income Moderate Series as a result of its investments in other Series of the Fund (commonly referred to in mutual fund fee tables as “acquired fund fees and expenses” or “AFFE”).

Accordingly, at current asset levels, the total operating expenses (before and after waivers) for the Class S Shares of the Strategic Income Moderate Series are expected to stay the same or decrease as a result of the implementation of the 12b-1 Plan and the concurrent contractual changes to the fees and expenses of the Class S Shares of the Series.

For more information regarding the expenses of the Class S Shares of the Series, please see “12b-1 Plan Impact on Expenses”, “Concurrent Changes Impacting Expenses,” and “Overall Impact on Expenses” below.

At the Board Meeting, the Board determined that there is a reasonable likelihood that the 12b-1 Plan will benefit the Class S shareholders and that the 12b-1 Plan is in the best interest of the Class S Shares of each Series. Accordingly, the Board unanimously approved the 12b-1 Plan, and recommended that you vote “FOR” the 12b-1 Plan.

If the 12b-1 Plan is not approved by the Class S shareholders of a Series, the Board will take such action as it determines to be in the best interest of the Class S Shares of the Series, and may consider other alternatives, including retaining the current shareholder services fee for the class.

Your vote is important and we recommend that you read this Proxy Statement in its entirety to help you decide how to vote.

This Proxy Statement should be kept for future reference. The most recent annual and semi-annual reports, as applicable, for the Series have been sent to shareholders. If you would like to receive an additional copy of an annual or semi-annual report, as applicable, free of charge, visit the Fund’s web site at www.manning-napier.com/documents or call the Fund at 800-466-3863.

PROPOSAL: APPROVAL OF THE ADOPTION OF A

RULE 12b-1 DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

Background

At the Board Meeting, the Board considered and unanimously approved the adoption of the 12b-1 Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), for the Class S Shares of the Series, subject to shareholder approval. The Board’s approval of the 12b-1 Plan included an affirmative vote by a majority of those Directors who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the proposed 12b-1 Plan or any agreements related to it (the “Independent Directors”), cast in person at the Board Meeting (which was called for the purpose of voting on the 12b-1 Plan).

At the Meeting, Class S shareholders of each Series will be asked to approve the adoption of the 12b-1 Plan for the Class S Shares of their Series. If the 12b-1 Plan is approved by Class S shareholders of a Series, the current shareholder services fee paid by Class S Shares of the Series would be replaced with a 12b-1 fee payable at an annual rate of up to 0.25% of the average daily net assets of the Class S Shares of the Series. At the same time, certain other changes to the fees and expenses of the Class S Shares of the Series will be made such that, at current asset levels, the total operating expenses (before and after waivers) of the Class S Shares of each Series are expected to stay the same or decrease. Please see “Concurrent Changes Impacting Expenses” for more information about the concurrent changes to the fees and expenses of the Class S Shares of the Series.

The 12b-1 Plan has the potential to increase the assets of the Series, and lead to lower expenses due to greater economies of scale, and a wider range of investment opportunities. There can be no guarantee, however, that these potentials will be achieved.

If approved, the 12b-1 Plan will become effective with respect to a Series later this year.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE 12B-1 PLAN.

Description of the 12b-1 Plan

The discussion of the 12b-1 Plan below is a summary of the 12b-1 Plan, a form of which is attached to this Proxy Statement as Appendix A. Set forth below is a summary of all material terms of the 12b-1 Plan. Although the summary below is qualified in its entirety by reference to the form of 12b-1 Plan, shareholders should still read the summary below carefully.

Payments

Pursuant to the 12b-1 Plan, Class S Shares of the Series would be subject to an annual distribution and/or shareholder services fee of up to 0.25% of the class’s average daily net assets. The 12b-1 Plan provides a method of paying for distribution, shareholder and/or administrative services provided by Manning & Napier Investor Services, Inc. (the “Distributor”), or financial intermediaries and other organizations, including affiliates of the Distributor, that enter into agreements with the Distributor (“Service Organizations”).

Generally, fees paid under the 12b-1 Plan will not be retained by the Distributor, but will instead be re-allowed to Service Organizations. The 12b-1 Plan and class structure of the Fund permit the Fund to allocate an amount of fees to a Service Organization based on the level of distribution and/or shareholder services it agrees to provide. The 12b-1 Plan is of the type known as a “compensation” plan. This means that payments under the 12b-1 Plan are made as described above regardless of the Distributor’s actual cost of providing the services. If the cost of providing the services under the 12b-1 Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by the Distributor.

Services for Which Payments May Be Used

With respect to distribution services, the Distributor may use the fee payable pursuant to the 12b-1 Plan on any activities or expenses primarily intended to result in the sale of Class S Shares, including, but not limited to, (i) as compensation for the Distributor’s services in connection with distribution assistance; or (ii) as a source of payments to Service Organizations, such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, and mutual fund supermarkets, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. Expenses and services for which the Distributor or Service Organization may be compensated include, without limitation, expenses (including overhead and telephone expenses) of, and compensation to, employees of the Distributor or Service Organization who engage in or support the distribution of Class S Shares, and preparing, printing and distributing sales literature and advertising materials and the printing of prospectuses, statements of additional information, and reports for other than existing shareholders.

With respect to shareholder services, the Distributor may provide, or enter into agreements with Service Organizations to provide, certain shareholder, administrative and non-distribution services for Class S shareholders, including, but not limited to: (i) maintaining shareholder accounts; (ii) responding to shareholder inquiries relating to the services performed by the Distributor and/or Service Organization; (iii) responding to inquiries from shareholders concerning their investment in the Series; (iv) assisting shareholders in changing dividend options, account designations and addresses; (v) providing information periodically to shareholders showing their position in the Series; (vi) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (viii) arranging for bank wires; (ix) providing sub-accounting services; (x) processing dividend payments from the Fund on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Fund or the Distributor may reasonably request to the extent that the Service Organization is permitted to do so under applicable laws or regulations.

Duration, Termination and Board Reporting

The 12b-1 Plan would continue in effect for the Class S Shares of each Series for so long as its continuance is specifically approved at least annually by votes of the majority of both (i) the Directors of the Fund and (ii) the Independent Directors, cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan may be terminated with respect to the Class S Shares of a Series at any time without penalty by a vote of a majority of the outstanding voting securities of such Class S Shares or a majority of the Independent Directors.

Amendments and Board Reporting

The 12b-1 Plan may not be amended to increase materially the amount of distribution expenses permitted to be paid under the 12b-1 Plan for the Class S Shares of a Series without the approval of shareholders holding a majority of the outstanding voting securities of such class. All material amendments to the 12b-1 Plan must be approved by votes of the majority of both (i) the Directors of the Fund and (ii) the Independent Directors. The 12b-1 Plan requires that written reports of amounts spent under the 12b-1 Plan and the purposes of such expenditures be furnished to and reviewed by the Board on a quarterly basis.

12b-1 Plan Impact on Expenses

If the 12b-1 Plan is adopted by Class S shareholders of a Series, the Class S Shares would pay a new asset-based fee for distribution and/or shareholder services at an annual rate of up to 0.25% of the average daily net assets of the Class S Shares. The new 12b-1 fee under the 12b-1 Plan would, however, be fully offset by the concurrent contractual changes to the fees and expenses of the Class S Shares of the Series discussed in “Elimination of Current Shareholder Services Fee” and “Additional Reductions in Investment Management Fees and Expense Limitations for the Equity Income Series and Pro-Blend® Conservative Term Series” in the following section.

Concurrent Changes Impacting Expenses

The Board also approved the following concurrent changes to the fees and expenses of the Class S Shares of the Series, as indicated in the section headings.

SHAREHOLDERS ARE NOT BEING ASKED TO APPROVE THE CHANGES DISCUSSED BELOW.

I.	Elimination of Current Shareholder Services Fee (All Series)

The Board has approved the elimination of the shareholder services fee currently payable by the Class S Shares of a Series, subject to shareholder approval of the 12b-1 Plan for the Class S Shares of the Series. The shareholder services fee, which is payable pursuant to a shareholder services plan previously adopted by the Board (“Shareholder Services Plan”), may be used by the Class S Shares of the Series as payment to the Advisor, and to financial intermediaries for the provision of shareholder and/or administrative services to the Class S shareholders of the Series. Unlike the proposed 12b-1 fee under the 12b-1 Plan, the current Class S shareholder services fee cannot be used to compensate financial intermediaries for distribution services because Rule 12b-1 prohibits mutual funds from engaging, directly or indirectly, in the financing of any activity which is primarily intended to result in the sale of fund shares (i.e., distribution) except pursuant to a written plan approved by shareholders (such as the 12b-1 Plan).

The current shareholder services fee for each Series (other than the Equity Income Series and Pro-Blend® Conservative Term Series, which are discussed in Section IV), is 0.25% of the average daily net assets of the Series’ Class S Shares. Therefore, the total operating expenses (before and after waivers) for the Class S Shares of each Series, except for the Equity Income Series and Pro-Blend® Conservative Term Series, will stay the same as a result of the implementation of the 12b-1 Plan and the concurrent elimination of the shareholder services fee.

The Board and the Advisor have agreed that the Fund will not implement the 12b-1 Plan for the Class S Shares of a Series without concurrently eliminating the shareholder services fee for the Class S Shares of the Series.

II.	Non-Distribution Services Arrangement (All Series)

The Board has approved the Non-Distribution Services Arrangement for the Class S Shares of the Series, which will be implemented concurrently with the 12b-1 Plan for the Class S Shares of the Series (if approved). Implementation of the Non-Distribution Services Arrangement, however, does not require shareholder approval, and is not contingent on shareholder approval of the 12b-1 Plan.

Pursuant to the Non-Distribution Services Arrangement, sometimes referred to as a “sub-transfer agency fee arrangement,” the Class S Shares of each Series may pay Service Organizations for non-distribution services, such as sub-transfer agency, administrative, sub-accounting and shareholder services, in an amount not to exceed 0.15% of the average daily net assets of the Class S Shares of the Series. Any payments made pursuant to the Non-Distribution Services Arrangement may be in addition to, rather than in lieu of, any fee payable under the 12b-1 Plan.

The Fund will consider the nature of the services provided by a Service Organization (i.e., distribution or non-distribution services) in determining whether payments to the Service Organization will be made pursuant to the 12b-1 Plan or the Non-Distribution Services Arrangement. Payments to Service Organizations that provide only distribution services will be made pursuant to the 12b-1 Plan. Payments to Service Organizations that provide only non-distribution services, or both distribution and non-distribution services, will generally be first made pursuant to the 12b-1 Plan, and then made pursuant to the Non-Distribution Services Arrangement to the extent that the total amount payable to a Service Organization exceeds the 0.25% maximum amount payable pursuant to the 12b-1 Plan and, in the case of a Service Organization that provides both distribution and non-distribution services, the Fund determines that the payments made pursuant to the Non-Distribution Services Arrangement are for non-distribution services.

As discussed in Sections III – V, certain other changes to the fees and expenses of the Class S Shares of the Series will be made such that, at current asset levels, the total operating expenses (before and after waivers) of the Class S Shares of each Series are expected to stay the same or decrease as a result of the implementation of the Non-Distribution Services Arrangement and the concurrent changes.

III.	Reductions in Investment Management Fees in Connection with the Non-Distribution Services Arrangement (All Series other than the Strategic Income Moderate Series)

In connection with the approval of the Non-Distribution Services Arrangement, the Advisor proposed, and the Board approved, amendments to the Fund’s investment advisory agreement that result in 0.15% reductions in the contractual investment management fees paid by each Series (other than the Strategic Income Moderate Series, which is discussed in Section V). As a result, the total operating expenses (before and after waivers) for the Class S Shares of each Series (other than the Strategic Income Moderate Series) will not increase as a result of the implementation of the Non-Distribution Services Arrangement and the concurrent reduction in the contractual investment management fees paid by the Series. At current asset levels, the total operating expenses (before and after waivers) of the Class S Shares of many of the Series are instead expected to decrease as a result of these changes, because the contractual investment management fee reductions are expected to exceed the amount of payments made by the Class S Shares of the Series pursuant to the Non-Distribution Services Arrangement.

The investment management fee reductions are reflected in the Amended and Restated Schedule A to the Investment Advisory Agreement attached to this Proxy Statement as Appendix B. The Board and the Advisor have agreed that the Fund will not implement the Non-Distribution Services Arrangement for the Class S Shares of a Series (other than the Strategic Income Moderate Series) without concurrently implementing the contractual investment management fee reductions.

IV.	Additional Reductions in Investment Management Fees and Expense Limitations (Equity Income Series and Pro-Blend® Conservative Term Series)

As discussed above, if the 12b-1 Plan is approved by the Class S shareholders of the Equity Income Series and Pro-Blend® Conservative Term Series, the current shareholder services fee of 0.20% paid by the Class S Shares of the Series will be eliminated and replaced by a 0.25% 12b-1 fee. In addition, the Advisor proposed, and the Board approved, amendments to the Fund’s investment advisory agreement that, subject to shareholder approval of the 12b-1 Plan for the Class S Shares of the Series, result in 0.05% reductions in the contractual investment management fees for the Equity Income Series and Pro-Blend® Conservative Term Series to offset the difference between the current shareholder services fee of 0.20% paid by the Class S Shares of the Series and the proposed 0.25% 12b-1 fee, in addition to 0.15% reductions in the contractual investment management fees for the Series to offset the implementation of the Non-Distribution Services Arrangement for the Class S Shares of the Series, for total investment management fee reductions of 0.20% for each Series. Accordingly, the total operating expenses before waivers of the Class S Shares of the Series will not increase as a result of the implementation of the 12b-1 Plan and the Non-Distribution Services Arrangement and the concurrent elimination of the shareholder services fee and reductions in the contractual investment management fees paid by the Series.

Additionally, because the investment management fees, unlike the shareholder services fees and 12b-1 fees, are included in the Series’ expense limitations, the Advisor proposed, and the Board approved, amendments to the expense limitation agreements for the Class S Shares of the Equity Income Series and Pro-Blend® Conservative Term Series that result in 0.05% reductions in the expense limitations for the Class S Shares of the Series, subject to shareholder approval of the 12b-1 Plan for the Class S Shares of the Series. Accordingly, the total operating expenses after waivers of the Class S Shares of the Series will stay the same as a result of the implementation of the 12b-1 Plan and the concurrent elimination of the shareholder services fee and reductions in the expense limitations for the Class S Shares of the Series.

The investment management fee reductions are reflected in the Amended and Restated Schedule A to the Investment Advisory Agreement attached to this Proxy Statement as Appendix B. The expense limitation reductions are reflected in the Amended and Restated Expense Limitation Agreement for the 10/31 Series (as defined below) attached to this Proxy Statement as Appendix C, and the Amended and Restated Expense Limitation Agreement for the 12/31 Series (as defined below) attached to this Proxy Statement as Appendix D. The Board and the Advisor have agreed that the Fund will not implement the 12b-1 Plan or the Non-Distribution Services Arrangement for the Class S Shares of the Equity Income Series and Pro-Blend® Conservative Term Series without concurrently implementing the contractual investment management fee and expense limitation reductions.

V.	Changes to Expense Limitations and Acquired Fund Fees and Expenses (Strategic Income Moderate Series)

As discussed above, the fee payable pursuant to the 12b-1 Plan for the Class S Shares of the Strategic Income Moderate Series (if approved) will be offset by the elimination of the shareholder services fee for the Class S Shares of the Series. However, the fee payable pursuant to the Non-Distribution Services Arrangement for the Class S Shares of the Strategic Income Moderate Series will not be offset by a reduction in the contractual investment management fees paid by the Strategic Income Moderate Series because the Strategic Income Moderate Series invests in other Series of the Fund, and do not pay an investment management fee. Accordingly, in connection with the approval of the Non-Distribution Services Arrangement for the Class S Shares of the Strategic Income Moderate Series, the Advisor proposed, and the Board approved, amendments to the expense limitation agreement for the Class S Shares of the Series that result in 0.15% increases in the expense limitations for the Class S Shares of the Series.

Despite the implementation of the Non-Distribution Services Arrangement and the concurrent increases in the expense limitations for the Class S Shares of the Strategic Income Moderate Series, at current asset levels, the total operating expenses (before and after waivers) of the Class S Shares of the Series are expected to decrease. The total operating expenses (before and after waivers) of the Class S Shares of the Series are expected to decrease because the reductions in the AFFE incurred by the Series are expected to exceed the amount of payments made by the Class S Shares of the Series pursuant to the Non-Distribution Services Arrangement and the increases in the expense limitations for the Class S Shares of the Series (which exclude AFFE). The amount of AFFE incurred by the Strategic Income Moderate Series will decrease because the Strategic Income Moderate Series invests in other Series of the Fund that will have their contractual investment management fees reduced in connection with the Non-Distribution Services Arrangement, and the Strategic Income Moderate Series invests in classes of such Series that are not subject to the Non-Distribution Services Arrangement.

The expense limitation increases are reflected in the Amended and Restated Expense Limitation Agreement for the 12/31 Series attached to this Proxy Statement as Appendix D.

Overall Impact on Expenses

The tables below show how the total operating expenses (before and after waivers) of the Class S Shares of each Series for the most recent fiscal year would have changed if the 12b-1 Plan and the Non-Distribution Services Arrangement had been in place throughout the period. The tables below take into account the following additional items that were approved by the Board at the Board Meeting, and must be implemented concurrently with the implementation of the 12b-1 Plan and the Non-Distribution Services Arrangement for the Class S Shares of a Series: (i) the elimination of the Class S shareholder services fee; (ii) the decreases in the contractual investment management fees for the Series, as applicable, and (iii) the changes in the expense limitations for the Class S Shares of the Series, as applicable.

The expenses for the Class S Shares of a Series will not necessarily always be lower than the current expenses for such Class S Shares because fees and expenses can increase in the future for a variety of reasons, such as decreases in net assets, increases in the amount of payments made pursuant to the Non-Distribution Services Arrangement, and changes in shareholder composition and the number of shareholder accounts, and not all fees and expenses are covered by the expense limitations (as noted above). In addition, the expense limitations may be terminated. However, the contractual investment management fees and the 12b-1 fees may not be increased without shareholder approval, and the expense limitations may not be terminated prior to February 28, 2020 with respect to the Series that have a fiscal year end of October 31 (the “10/31 Series”), and April 30, 2020 with respect to the Series that have a fiscal year end of December 31 (the “12/31 Series”), without the approval of the Board. The 10/31 Series are the Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, and Disciplined Value Series. The 12/31 Series are the Core Bond Series, Equity Income Series, High Yield Bond Series, International Series, Real Estate Series, Strategic Income Moderate Series, and Unconstrained Bond Series.

Core Bond Series – Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current (unaudited)	Pro-Forma (unaudited)
Management Fees	0.40%	0.25%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.37%	0.26%
Shareholder Services Fees	0.25%	None
Remainder of Other Expenses	0.12%	0.26%[1]
Total Annual Fund Operating Expenses	0.77%	0.76%
Less Fee Waivers and/or Expense Reimbursements	(0.07)%[2]	(0.06)%[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%	0.70%
[1] Includes payments pursuant to the Non-Distribution Services Arrangement of 0.14% of the average daily net assets of the Class S Shares. Payments pursuant to the Non-Distribution Services Arrangement may be up to 0.15% of the average daily net assets of the Class S Shares.
[2]The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of Class S Shares, exclusive of Shareholder Services Fees, do not exceed 0.45% of the average daily net assets of the Class S Shares. This contractual waiver will continue until at least April 30, 2019 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses, and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.
[3]The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of Class S Shares, exclusive of Distribution and Service (12b-1) Fees, do not exceed 0.45% of the average daily net assets of the Class S Shares. This contractual waiver will continue until at least April 30, 2020 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses, and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation for the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$72	$239	$421	$948
Pro Forma	$72	$237	$416	$937

Disciplined Value Series - Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro-Forma (unaudited)
Management Fees	0.45%	0.30%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.37%	0.21%
Shareholder Services Fee	0.25%	None
Remainder of Other Expenses	0.12%	0.21%[1]
Total Annual Fund Operating Expenses	0.82%	0.76%
[1] Includes payments pursuant to the Non-Distribution Services Arrangement of 0.09% of the average daily net assets of the Class S Shares. Payments pursuant to the Non-Distribution Services Arrangement may be up to 0.15% of the average daily net assets of the Class S Shares.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$84	$262	$455	$1,014
Pro Forma	$78	$243	$422	$942

Equity Income Series – Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current (unaudited)	Pro-Forma (unaudited)
Management Fees	0.65%	0.45%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.39%	0.31%
Shareholder Services Fees	0.20%	None
Remainder of Other Expenses	0.19%	0.31%[1]
Acquired Fund Fees and Expenses (AFFE)	0.14%	0.14%
Total Annual Fund Operating Expenses	1.18%	1.15%
Less Fee Waivers and/or Expense Reimbursements	(0.09)%[2]	(0.06)%[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.09%	1.09%
[1] Includes payments pursuant to the Non-Distribution Services Arrangement of 0.12% of the average daily net assets of the Class S Shares. Payments pursuant to the Non-Distribution Services Arrangement may be up to 0.15% of the average daily net assets of the Class S Shares.
[2]The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of Class S Shares, exclusive of Shareholder Services Fees, do not exceed 0.75% of the average daily net assets of the Class S Shares. This contractual waiver will continue until at least April 30, 2019 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses, and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.
[3]The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of Class S Shares, exclusive of Distribution and Service (12b-1) Fees, do not exceed 0.70% of the average daily net assets of the Class S Shares. This contractual waiver will continue until at least April 30, 2020 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses, and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitations for the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$111	$366	$640	$1,424
Pro Forma	$111	$359	$627	$1,392

High Yield Bond Series – Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current (unaudited)	Pro-Forma (unaudited)
Management Fees	0.55%	0.40%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.42%	0.32%
Shareholder Services Fees	0.25%	None
Remainder of Other Expenses	0.17%	0.32%[1]
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.98%	0.98%
Less Fee Waivers and/or Expense Reimbursements	(0.07)%[2]	(0.07)%[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.91%	0.91%
[1] Includes payments pursuant to the Non-Distribution Services Arrangement of 0.15% of the average daily net assets of the Class S Shares. Payments pursuant to the Non-Distribution Services Arrangement may be up to 0.15% of the average daily net assets of the Class S Shares.
[2]The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of Class S Shares, exclusive of Shareholder Services Fees, do not exceed 0.65% of the average daily net assets of the Class S Shares. This contractual waiver will continue until at least April 30, 2019 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses, and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.
[3]The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of Class S Shares, exclusive of Distribution and Service (12b-1) Fees, do not exceed 0.65% of the average daily net assets of the Class S Shares. This contractual waiver will continue until at least April 30, 2020 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses, and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation for the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$93	$305	$535	$1,195
Pro Forma	$93	$305	$535	$1,195

International Series – Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current (unaudited)	Pro-Forma (unaudited)
Management Fees	0.75%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.39%	0.29%
Shareholder Services Fees	0.25%	None
Remainder of Other Expenses	0.14%	0.29%[1]
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.15%	1.15%
Less Fee Waivers and/or Expense Reimbursements	(0.04)%[2]	(0.04)%[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11%	1.11%
[1] Includes payments pursuant to the Non-Distribution Services Arrangement of 0.15% of the average daily net assets of the Class S Shares. Payments pursuant to the Non-Distribution Services Arrangement may be up to 0.15% of the average daily net assets of the Class S Shares.
[2] The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of Class S Shares, exclusive of Shareholder Services Fees, do not exceed 0.85% of the average daily net assets of the Class S Shares. This contractual waiver will continue until at least April 30, 2019 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses, and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.
[3] The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of Class S Shares, exclusive of Distribution and Service (12b-1) Fees, do not exceed 0.85% of the average daily net assets of the Class S Shares. This contractual waiver will continue until at least April 30, 2020 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses, and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation for the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$113	$361	$629	$1,394
Pro Forma	$113	$361	$629	$1,394

Pro-Blend® Conservative Term Series – Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro-Forma (unaudited)
Management Fees	0.60%	0.40%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.27%	0.20%
Shareholder Services Fees	0.20%	None
Remainder of Other Expenses	0.07%	0.20%[1]
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.88%	0.86%
[1] Includes payments pursuant to the Non-Distribution Services Arrangement of 0.13% of the average daily net assets of the Class S Shares. Payments pursuant to the Non-Distribution Services Arrangement may be up to 0.15% of the average daily net assets of the Class S Shares.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$90	$281	$488	$1,084
Pro Forma	$88	$274	$477	$1,061

Pro-Blend® Moderate Term Series – Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro-Forma (unaudited)
Management Fees	0.75%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.33%	0.20%
Shareholder Services Fees	0.25%	None
Remainder of Other Expenses	0.08%	0.20%[1]
Total Annual Fund Operating Expenses	1.08%	1.05%

[1] Includes payments pursuant to the Non-Distribution Services Arrangement of 0.12% of the average daily net assets of the Class S Shares. Payments pursuant to the Non-Distribution Services Arrangement may be up to 0.15% of the average daily net assets of the Class S Shares.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$110	$343	$595	$1,317
Pro Forma	$107	$334	$579	$1,283

Pro-Blend® Extended Term Series – Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro-Forma (unaudited)
Management Fees	0.75%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.33%	0.15%
Shareholder Services Fees	0.25%	None
Remainder of Other Expenses	0.08%	0.15%[1]

Total Annual Fund Operating Expenses	1.08%	1.00%
[1] Includes payments pursuant to the Non-Distribution Services Arrangement of 0.07% of the average daily net assets of the Class S Shares. Payments pursuant to the Non-Distribution Services Arrangement may be up to 0.15% of the average daily net assets of the Class S Shares.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$110	$343	$595	$1,317
Pro Forma	$102	$318	$552	$1,225

Pro-Blend® Maximum Term Series – Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro-Forma (unaudited)
Management Fees	0.75%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.35%	0.20%
Shareholder Services Fees	0.25%	None
Remainder of Other Expenses	0.10%	0.20%[1]
Total Annual Fund Operating Expenses	1.10%	1.05%
[1] Includes payments pursuant to the Non-Distribution Services Arrangement of 0.10% of the average daily net assets of the Class S Shares. Payments pursuant to the Non-Distribution Services Arrangement may be up to 0.15% of the average daily net assets of the Class S Shares.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$112	$350	$606	$1,340
Pro Forma	$107	$334	$579	$1,283

Real Estate Series – Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current (unaudited)	Pro-Forma (unaudited)
Management Fees	0.75%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.35%	0.25%
Shareholder Services Fees	0.25%	None
Remainder of Other Expenses	0.10%	0.25%[1]
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.11%	1.11%
[1] Includes payments pursuant to the Non-Distribution Services Arrangement of 0.15% of the average daily net assets of the Class S Shares. Payments pursuant to the Non-Distribution Services Arrangement may be up to 0.15% of the average daily net assets of the Class S Shares.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$113	$353	$612	$1,352
Pro Forma	$113	$353	$612	$1,352

Strategic Income Moderate Series – Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current (unaudited)	Pro-Forma (unaudited)
Management Fees	None	None
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.68%	0.45%
Shareholder Services Fees	0.25%	None
Remainder of Other Expenses	0.43%	0.45%[1]
Acquired Fund Fees and Expenses (AFFE)	0.62%	0.46%
Total Annual Fund Operating Expenses	1.30%	1.16%
Less Fee Waivers and/or Expense Reimbursements	(0.38)%[2]	(0.25)%[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.92%	0.91%
[1] Includes payments pursuant to the Non-Distribution Services Arrangement of 0.02% of the average daily net assets of the Class S Shares. Payments pursuant to the Non-Distribution Services Arrangement may be up to 0.15% of the average daily net assets of the Class S Shares.
[2]The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of Class S Shares, exclusive of Shareholder Services Fees, do not exceed 0.05% of the average daily net assets of the Class S Shares. This contractual waiver will continue until at least April 30, 2019 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses, and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.
[3]The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of Class S Shares, exclusive of Distribution and Service (12b-1) Fees, do not exceed 0.20% of the average daily net assets of the Class S Shares. This contractual waiver will continue until at least April 30, 2020 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses, and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitations for the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$94	$375	$676	$1,534
Pro Forma	$93	$344	$614	$1,387

Unconstrained Bond Series – Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current (unaudited)	Pro-Forma (unaudited)
Management Fees	0.45%	0.30%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.30%	0.20%
Shareholder Services Fees	0.25%	None
Remainder of Other Expenses	0.05%	0.20%[1]
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.76%	0.76%
[1] Includes payments pursuant to the Non-Distribution Services Arrangement of 0.02% of the average daily net assets of the Class S Shares. Payments pursuant to the Non-Distribution Services Arrangement may be up to 0.15% of the average daily net assets of the Class S Shares.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$78	$243	$422	$942
Pro Forma	$78	$243	$422	$942

Board Considerations in Approving the 12b-1 Plan

At the Board Meeting, the Board considered whether to approve the adoption of the 12b-1 Plan for the Class S Shares of the Series. In preparation for the Board Meeting, the Directors requested that the Distributor and Advisor furnish information necessary to evaluate the terms of the 12b-1 Plan. The Directors used this information to help them decide whether to approve the 12b-1 Plan for the Class S Shares of the Series.

At the Board Meeting, the Board, including the Independent Directors, based on their evaluation of the information provided by the Distributor and the Advisor, unanimously concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Series and their shareholders, and agreed to approve the adoption of the 12b-1 Plan for the Class S Shares of the Series, and recommend the approval of the 12b-1 Plan to the Series’ Class S shareholders. In making such determinations, the Board considered a number of factors, including, but not limited to, the following:

•	The fee payable pursuant to the 12b-1 Plan is reasonable in light of the nature and quality of the services expected to be provided pursuant to the 12b-1 Plan.

•

The 12b-1 Plan would replace the Shareholder Services Plan and be implemented concurrently with the Non-Distribution Services Arrangement, and the total operating expenses (before and after waivers) of the Class S Shares of the Series will stay the same or decrease as a result of the changes because the Board has approved reductions in the contractual investment management fees of the Series, and the expense limitations of the Class S Shares of the Series, to offset the impact of the changes.

•	The 12b-1 Plan has the potential to increase the assets of the Series, and lead to lower net expenses due to greater economies of scale, and a wider range of investment opportunities. There can be no guarantee, however, that these potentials will be achieved.

•	The fees payable pursuant to the 12b-1 Plan are generally expected to be re-allowed to various financial intermediaries, as opposed to being retained by the Distributor or any other affiliate of the Advisor. If the Distributor’s actual cost of providing the services under the 12b-1 Plan is less than the payments received, however, the unexpended portion of the fees may be retained as profit by the Distributor, and such amounts will be reported to, and reviewed by, the Board.

•	The terms of the 12b-1 Plan do not materially differ from those of a distribution and shareholder services plan currently in effect for other classes of the Fund with similar shareholder eligibility criteria.

•	The Board will review, at least quarterly, a written report of amounts expended pursuant to the 12b-1 Plan and the purposes for which such expenditures were made, and, in its annual review of the 12b-1 Plan, the Board will consider the continued appropriateness of the 12b-1 Plan, including the level of payments provided for therein.

•	The Advisor will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by mail, Internet or telephone.

In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Director may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE 12B-1

PLAN.

ADDITIONAL INFORMATION

Voting Information

Each Class S Share of the Series is entitled to one vote, and a fractional share is entitled to a proportionate share of one vote. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the adoption of the 12b-1 Plan.

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Fund, 290 Woodcliff Drive, Fairport New York 14450 Attention: Secretary), by executing a proxy bearing a later date, or by attending and voting at the Meeting.

For additional voting information, please call 1-800-581-5238 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Quorum

The presence at the Meeting, in person or by proxy, of shareholders holding one-third of the total number of votes entitled to be cast by Class S shareholders of a Series shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to the Series.

Required Vote

The 12b-1 Plan must be approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Class S Shares of a Series. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. Class S Shares of each Series will vote separately on the 12b-1 Plan. Approval of the 12b-1 Plan for the Class S Shares of one Series is not contingent on the approval of the 12b-1 Plan for the Class S Shares of any other Series.

Abstentions and Broker Non-Votes

Abstentions and “broker non-votes” (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and “broker non-votes,” however, will have the effect of a vote against the approval of the 12b-1 Plan, because an absolute percentage of affirmative votes is required to approve the 12b-1 Plan. The Fund may request that selected brokers or nominees, in their discretion, submit broker non-votes if doing so is necessary to obtain a quorum.

Adjournment

In the event that a quorum to transact business or the vote required to approve the adoption of the 12b-1 Plan for the Class S Shares of any Series is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve the 12b-1 Plan for any Series, the persons named as proxies will vote in favor of such adjournment with respect to any proxies which they are entitled to vote in favor of the 12b-1 Plan and will vote against any such adjournment with respect to any proxies which they are required to vote against the 12b-1 Plan, provided that “broker non-votes” and abstentions will be disregarded for this purpose.

Outstanding Class S Shares of each Series

As of the Record Date, the following numbers of Class S Shares of each Series were outstanding:

Series	Number of Shares Outstanding
Core Bond Series	10,576,038.824
Disciplined Value Series	4,845,835.022
Equity Income Series	1,809,542.464
High Yield Bond Series	8,692,865.423
International Series	47,998,261.636
Pro-Blend® Conservative Term Series	45,584,115.031
Pro-Blend® Extended Term Series	20,847,574.044
Pro-Blend® Maximum Term Series	13,066,392.383
Pro-Blend® Moderate Term Series	26,881,101.072
Real Estate Series	17,499,770.555
Strategic Income Moderate Series	2,047,847.506
Unconstrained Bond Series	73,624,327.520

Voting Authority of the Advisor

Certain separate account clients of the Advisor have delegated proxy voting responsibility to the Advisor pursuant to the terms of their investment advisory agreements with the Advisor. Accordingly, the Advisor has the authority to vote on behalf of these separate account clients the shares held by these clients in the Series.

The Advisor will vote any shares of the Fund over which it has voting authority consistent with its proxy voting policies and procedures. Pursuant to the Advisor’s proxy voting procedures, with respect to proxies solicited by a Series held by separate account clients for which the Advisor has proxy voting responsibility, the Advisor’s Proxy Policy Committee (the “Proxy Committee”) will determine if any material conflicts of interest arise with respect to the Advisor voting the proxy, and, if it determines that no such conflicts arise, the proxy is voted in accordance with the determination of the Proxy Committee.

The Proxy Committee determined, after reviewing all relevant information, that there are no material conflicts of interest that arise with respect to the Advisor voting on the adoption of the 12b-1 Plan, and that the proxies with respect to shares held by separate account clients for which the Advisor has proxy voting responsibility should be voted for the adoption of the 12b-1 Plan. In reaching its conclusions, the Proxy Committee considered a number of factors, including (i) the fact that the Board unanimously concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Class S shareholders, (ii) the fact that, at current asset levels, the total operating expenses (before and after waivers) for the Class S Shares of each Series will stay the same or decrease as a result of the implementation of the 12b-1 Plan and the concurrent contractual changes to the fees and expenses of the Class S Shares of the Series discussed above, and (iii) the fact that the fees that would be paid by the Series to the Distributor pursuant to the 12b-1 Plan are generally expected to be re-allowed to various financial intermediaries, as opposed to being retained by the Distributor or any other affiliate of the Advisor. The Proxy Committee noted, however, that if the Distributor’s actual cost of providing the services under the 12b-1 Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by the Distributor, and that such amounts will be reported to, and reviewed by, the Board. The Proxy Committee also noted that any growth in the Series’ assets would benefit the Advisor through increased management and administration fees.

The table below provides the outstanding Class S Shares of each Series for which the Advisor was believed to possess voting authority as of the Record Date. As shown in the table below, the Advisor has the ability to control whether the adoption of the 12b-1 Plan is approved for the Core Bond Series, Equity Income Series, High Yield Bond Series, International Series, Real Estate Series, and Unconstrained Bond Series..

Name of Series	Number of Shares	Percentage of the Class
Core Bond Series	8,864,950.667	83.82%
Disciplined Value Series	0	0%
Equity Income Series	1,709,157.643	94.45%
High Yield Bond Series	7,717,824.022	88.78%
International Series	30,716,666.213	64.00%
Pro-Blend® Conservative Term Series	0	0%
Pro-Blend® Extended Term Series	0	0%
Pro-Blend® Maximum Term Series	0	0%
Pro-Blend® Moderate Term Series	0	0%
Real Estate Series	11,252,748.686	64.30%
Strategic Income Moderate Series	50,038.370	2.44%
Unconstrained Bond Series	64,937,189.743	88.20%

Other Matters

The Board is not aware of any matters that will be presented for action at the Meeting other than the matter set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment.

Ownership of the Series

Appendix E sets forth the persons who owned of record, or were known by the Fund to own beneficially, more than 5% of the Class S Shares of a Series as of the Record Date. On that date, the Board and officers of the Fund as a group beneficially owned less than 1% of the outstanding Class S Shares of each Series.

Cost and Method of Proxy Solicitation

The Advisor will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by mail, Internet or telephone. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Fund and its affiliates, who will not be paid for these services, and/or by AST Fund Solutions, LLC (the “Solicitor”), a professional proxy solicitor retained for an estimated fee for solicitation services of $110,000, plus out-of-pocket expenses. Pursuant to this arrangement, the Solicitor has agreed to manage the proxy mailing and solicitation process, and to contact shareholders, banks, brokers, nominees and other fiduciaries to secure votes on the proposal. Banks, brokers, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. Banks, brokers, nominees and other fiduciaries may be reimbursed for postage and reasonable expenses incurred by them in forwarding of the proxy materials to beneficial owners.

Service Providers

Investment Advisor and Administrator

Manning & Napier Advisors, LLC serves as the investment advisor and administrator to the Fund. The Advisor is located at 290 Woodcliff Drive, Fairport, New York 14450.

The Advisor has contracted with BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, to provide sub-accounting and sub-administration services to each Series of the Fund.

Distributor

Manning & Napier Investor Services, Inc. acts as the distributor of Fund shares and is located at the same address as the Advisor.

Material Interests of Directors

Michele T. Mosca, Interested Director of the Fund, also serves as the President of the Distributor and a Managing Director of the Advisor, and may be considered to have a material interest in the adoption of the 12b-1 Plan as a result of her compensation arrangements with the Distributor and the Advisor.

Submission of Shareholder Proposals

The Fund does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund at the following address: 290 Woodcliff Drive, Fairport, New York 14450. Proposals must be received at a reasonable time prior to the date of a shareholder meeting to be considered for inclusion in the materials for the meeting; however, timely submission of a proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

By order of the Board of Directors,

Elizabeth Craig

Secretary

Manning & Napier Fund, Inc.

April 4, 2018

INDEX OF APPENDICES

APPENDIX A	FORM OF DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

APPENDIX B	AMENDED AND RESTATED SCHEDULE A TO THE INVESTMENT ADVISORY AGREEMENT

APPENDIX C	AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT FOR THE 10/31 SERIES

APPENDIX D	AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT FOR THE 12/31 SERIES

APPENDIX E	SHARE OWNERSHIP

APPENDIX A

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

WHEREAS, Manning & Napier Fund, Inc. (the “Company”) is engaged in business as an open-end investment company registered under the Investment Company Act of 1940 (the “1940 Act”), and the Company offers for sale shares of common stock of the Company (“Shares”) that are designated and classified into one or more distinct portfolios of the Company, and Shares of such portfolios may be further divided into one or more classes;

WHEREAS, the Company desires to compensate Manning & Napier Investor Services, Inc., the Company’s principal underwriter (the “Distributor”) and/or Service Organizations (as defined below), for (a) offering Shares of each of the classes of the portfolios of the Company listed on Exhibit A attached hereto (each, a “Class” and, collectively, the “Classes,” and each, a “Fund” and, collectively, the “Funds”); and (b) providing the services described herein to persons (the “Shareholders”) who from time to time beneficially own Shares of such Classes;

WHEREAS, the Board of Directors of the Company has determined that there is a reasonable likelihood that this Amended and Restated Distribution and Shareholder Services Plan (the “Plan”) will benefit the Company and the Shareholders of each of the Classes and Funds;

WHEREAS, pursuant to Rule 12b-1 under the 1940 Act, the Board of Directors of the Company must adopt a plan under which the Distributor will provide the distribution services stated in Section 2; and

WHEREAS, the Board of Directors of the Company wishes to adopt a plan under which the Distributor will provide or cause to be provided to Shareholders some or all of the service activities stated in Section 2.

NOW, THEREFORE, the Board of Directors of the Company hereby adopts the following Plan.

Section 1. The Company has adopted this Plan to enable the Company to directly or indirectly bear expenses primarily intended to result in the sale of Shares of each Class of the Funds, including payments relating to the distribution of the Shares of each Class of the Funds and for the provision of the service activities stated in Section 2 to the Shareholders of each Class of the Funds.

Section 2. With respect to each Class of the Funds, the Company will pay the Distributor a fee up to the amount set forth in Exhibit A for distribution services and service activities. The amount of the fees in Exhibit A shall be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine, and such fees are based on the percentage of a Fund’s average daily net assets attributable to the relevant Class.

With respect to distribution services, the Distributor may use this fee on any activities or expenses primarily intended to result in the sale of Shares of each Class of the Funds, including, but not limited to, (i) as compensation for the Distributor’s services in connection with distribution assistance; or (ii) as a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor’s affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

With respect to service activities, the Distributor may use payments under this aspect of the Plan to provide or enter into agreements with organizations, including affiliates of the Distributor (referred to herein as “Service Organizations”), who will provide shareholder and/or administrative services or similar non-distribution services. Such services include, but are not limited to: (i) maintaining accounts relating to Shareholders that invest in Shares of the Classes of the Funds; (ii) arranging for bank wires; (iii) responding to Shareholder inquiries relating to the services performed by Distributor and/or Service Organizations; (iv) responding to inquiries from Shareholders concerning their investment in Shares of the Classes of the Funds; (v) assisting Shareholders in changing distribution options, account designations and addresses; (vi) providing information periodically to Shareholders showing their position in Shares of the Classes of the Funds; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to Shareholders; (viii) processing purchase, exchange and redemption requests from Shareholders and placing orders with the Funds or their service providers; (ix) providing sub-accounting with respect to Shares of the Classes of the Funds beneficially owned by Shareholders; (x) processing dividend and capital gain distribution payments from the Funds on behalf of Shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Funds or the Distributor may reasonably request to the extent that the Service Organization is permitted to do so under applicable laws or regulations. The Distributor may also use this fee for payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor and/or Service Organizations’ affiliates and subsidiaries as compensation for such services.

Section 3. This Plan shall not take effect with respect to any Class of Shares of a Fund until it has been approved (a) together with any related agreements, by votes of the majority of both (i) the Directors of the Company and (ii) the Qualified Directors, cast in person at a Board of Directors meeting called for the purpose of voting on this Plan or such agreement, and, if adopted after the public offering of Shares of such Class, (b) by a vote of at least a majority of the outstanding voting securities of such Class.

Section 4. With respect to each Class of a Fund, this Plan shall continue in effect for a term of one year. Thereafter, this Plan shall continue in effect for each Class of a Fund for so long as its continuance is specifically approved at least annually in the manner provided in Part (a) of Section 3 for the approval of this Plan.

Section 5. With respect to each Class of a Fund, this Plan may be terminated at any time by the vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities of such Class.

Section 6. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide (i) that such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Qualified Directors or by the vote of a majority of the outstanding voting securities of the relevant Class(es), on not more than 60 days written notice to any other party to the agreement; and (ii) that such agreement shall terminate automatically in the event of its assignment.

Section 7. With respect to each Class of a Fund, this Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 2 hereof without the approval of Shareholders holding a majority of the outstanding voting securities of such Class, and all material amendments to this Plan shall be approved in the manner provided in Part (a) of Section 3 for the approval of this Plan.

Section 8. The Distributor shall provide to the Directors of the Company, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

Section 9. As used in this Plan, (i) the term “Qualified Director” shall mean those Directors of the Company who are not interested persons of the Company, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (ii) the terms “assignment,” “interested person” and “majority of the outstanding voting securities” shall have their respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Section 10. While this Plan is in effect, the selection and nomination of those Directors who are not interested persons of the Company shall be committed to the discretion of the Directors then in office who are not interested persons of the Company.

Section 11. The Company shall preserve copies of this Plan (including any amendments thereto) and any related agreements and all reports made pursuant to Section 8 hereof for a period of not less than six years from the date of this Plan, the first two years in an easily accessible place.

Section 12. This Plan shall not obligate the Company or any other party to enter into an agreement with any particular person.

EXHIBIT A

Fee Schedule

The current level of fees payable to the Distributor pursuant to Section 2 of the Plan are set forth below.

Funds and Class	Maximum Fees for Distribution Services and Service Activities
Core Bond Series – Class S	0.25%
Disciplined Value Series – Class S	0.25%
Equity Income Series – Class S	0.25%
High Yield Bond Series – Class S	0.25%
International Series – Class S	0.25%
Pro-Blend® Conservative Term Series – Class S	0.25%
Pro-Blend® Extended Term Series – Class S	0.25%
Pro-Blend® Maximum Term Series – Class S	0.25%
Pro-Blend® Moderate Term Series – Class S	0.25%
Real Estate Series – Class S	0.25%
Strategic Income Moderate Series – Class S	0.25%
Unconstrained Bond Series – Class S	0.25%

APPENDIX B

AMENDED AND RESTATED SCHEDULE A TO THE INVESTMENT ADVISORY AGREEMENT

AMENDED AND RESTATED SCHEDULE A

TO THE

MANNING & NAPIER FUND, INC.

INVESTMENT ADVISORY AGREEMENT

AUGUST 24, 2017

FEE SCHEDULE

The Fund agrees to pay the Advisor as full compensation for all services rendered by the Advisor hereunder, an annual management fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates listed below:

SERIES	PERCENTAGE
High Yield Bond Series	0.40%
International Series	0.60%
Pro-Blend Moderate Term Series	0.60%
Pro-Blend Extended Term Series	0.60%
Pro-Blend Maximum Term Series	0.60%
Pro-Blend Conservative Term Series	0.40%
Core Bond Series	0.25%
Unconstrained Bond Series	0.30%
Disciplined Value Series	0.30%
Real Estate Series	0.60%
Equity Income Series	0.45%

The Fund and the Advisor agree that the annual management fee set forth in this Schedule A with respect to a Series is contingent upon such Series’ Class S shareholders’ approval of a Rule 12b-1 distribution and shareholder services plan pursuant to which the Class S Shares would pay an annual distribution and/or shareholder services fee of up to 0.25% of the average daily net assets of the Class S Shares (the “12b-1 Plan”). If a Series’ Class S shareholders approve the Rule 12b-1 Plan, the Series’ annual management fee set forth in this Schedule A will be implemented no later than the date on which the Fund implements the 12b-1 Plan for the Class S Shares of the Series.

MANNING & NAPIER FUND, INC.

by:	/s/ Michele T. Mosca
Name:	Michele T. Mosca
Title:	President

MANNING & NAPIER ADVISORS, LLC

by:	/s/ Michelle Thomas
Name:	Michelle Thomas
Title:	Corporate Secretary

B-1

APPENDIX C

AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT FOR THE 10/31 SERIES

AMENDED AND RESTATED

EXPENSE LIMITATION AGREEMENT FOR THE 10/31 SERIES

This agreement (“Agreement”) is made as of the 24th day of August, 2017 by and between MANNING & NAPIER FUND, INC., a Maryland Corporation (the “Fund”), and MANNING & NAPIER ADVISORS, LLC, a Delaware Corporation (the “Advisor”), with respect to the following:

WHEREAS, the Advisor serves as the investment advisor to certain series of the Fund (each, a “Series”), as listed on Schedule A, pursuant to an Investment Advisory Agreement dated December 17, 2007, as amended (the “Investment Advisory Agreement”); and

WHEREAS, the Fund and the Advisor desire to enter into an expense limitation arrangement for the Class S Shares of the Series on the terms described below.

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.    The Advisor agrees to waive its fee and/or reimburse expenses so that the total direct annual fund operating expenses of the Class S Shares of the Series (exclusive of fees incurred under the 12b-1 Plan (as defined below), interest, taxes, brokerage commissions, and non-routine expenses) do not exceed the “Expense Limitation” for the Class S Shares of the Series as set forth on Schedule A.

2.    The Expense Limitation for the Class S Shares of a Series as set forth on Schedule A is contingent upon such Series’ Class S shareholders’ approval of a Rule 12b-1 distribution and shareholder services plan pursuant to which the Class S Shares would pay an annual distribution and/or shareholder services fee of up to 0.25% of the average daily net assets of the Class S Shares (the “12b-1 Plan”). If a Series’ Class S shareholders approve the Rule 12b-1 Plan, the Expense Limitation for the Class S Shares of the Series set forth in Schedule A will be implemented no later than the date on which the Fund implements the 12b-1 Plan for the Class S Shares of the Series.

3.    This Agreement will remain in effect until February 28, 2020, with respect to the Class S Shares of the Series. This Agreement cannot be terminated prior to such time by the Advisor without the approval of the Fund’s Board of Directors.

4.    Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended (the “1940 Act”) shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission (“SEC”) issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

5.    This Agreement may be amended only by a written instrument signed by each of the parties hereto. Schedule A may not be amended to increase the Expense Limitation of the Class S Shares of the Series unless such amendment is authorized by the Fund’s Board of Directors, including a majority of its independent Directors.

C-1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the day and year first above written.

MANNING & NAPIER FUND, INC.
On behalf of each of its Series listed on Schedule A hereto

by:	/s/ Michele T. Mosca
Name:	Michele T. Mosca
Title:	President

MANNING & NAPIER ADVISORS, LLC

by:	/s/ Michelle Thomas
Name:	Michelle Thomas
Title:	Corporate Secretary

C-2

APPENDIX D

AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT FOR THE 12/31 SERIES

AMENDED AND RESTATED

EXPENSE LIMITATION AGREEMENT FOR THE 12/31 SERIES

This agreement (“Agreement”) is made as of the 24th of August, 2017 by and between MANNING & NAPIER FUND, INC., a Maryland Corporation (the “Fund”), and MANNING & NAPIER ADVISORS, LLC, a Delaware Corporation (the “Advisor”), with respect to the following:

WHEREAS, the Advisor serves as the investment advisor to certain series of the Fund (each, a “Series”), as listed on Schedule A, pursuant to an Investment Advisory Agreement dated December 17, 2007, as amended (the “Investment Advisory Agreement”); and

WHEREAS, the Fund and the Advisor desire to enter into an expense limitation arrangement for the Class S Shares of the Series on the terms described below.

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.    The Advisor agrees to waive its fee and/or reimburse expenses so that the total direct annual fund operating expenses of the Class S Shares of the Series (exclusive of fees incurred under the Rule 12b-1 Plan (as defined below), interest, taxes, brokerage commissions, and non-routine expenses), do not exceed the “Expense Limitation” for the Class S Shares of the Series as set forth on Schedule A.

2.    The Expense Limitation for the Class S Shares of a Series as set forth on Schedule A is contingent upon such Series’ Class S shareholders’ approval of a Rule 12b-1 distribution and shareholder services plan pursuant to which the Class S Shares would pay an annual distribution and/or shareholder services fee of up to 0.25% of the average daily net assets of the Class S Shares (the “12b-1 Plan”). If a Series’ Class S shareholders approve the Rule 12b-1 Plan, the Expense Limitation for the Class S Shares of the Series set forth in Schedule A will be implemented no later than the date on which the Fund implements the 12b-1 Plan for the Class S Shares of the Series.

3.    This Agreement will remain in effect until April 30, 2020, with respect to Class S Shares of the Series. This Agreement cannot be terminated prior to such time by the Advisor without the approval of the Fund’s Board of Directors.

4.    Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended (the “1940 Act”) shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission (“SEC”) issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

5.    This Agreement may be amended only by a written instrument signed by each of the parties hereto. Schedule A may not be amended to increase the Expense Limitation of the Class S Shares of the Series unless such amendment is authorized by the Fund’s Board of Directors, including a majority of its independent Directors.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the day and year first above written.

MANNING & NAPIER FUND, INC.
On behalf of each of its Series listed on Schedule A hereto

by:	/s/ Michele T. Mosca
Name:	Michele T. Mosca
Title:	President

MANNING & NAPIER ADVISORS, LLC

by:	/s/ Michelle Thomas
Name:	Michelle Thomas
Title:	Corporate Secretary

SCHEDULE A

Series	Expense Limitation
Unconstrained Bond Series Class S	0.50%
Real Estate Series Class S	0.95%
International Series Class S	0.85%
Strategic Income Moderate Series Class S	0.20%
Equity Income Series Class S	0.70%
Core Bond Series Class S	0.45%
High Yield Bond Series Class S	0.65%

APPENDIX E

SHARE OWNERSHIP

Core Bond Series – Class S – Record Owners

Name and Address	Shares Owned	Percentage of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	2,401,172.137	22.70%

JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING 200 CLARENDON ST BOSTON MA 02116-0000	1,652,822.300	15.63%

IBEW LOCAL 1249 INSURANCE FUND C/O MR DANIEL R DAFOE PO BOX 301 EAST SYRACUSE NY 13057-0301	757,798.013	7.16%

IBEW LOCAL 41 HEALTH FUND MICHAEL GAISER S-3546 CALIFORNIA RD ORCHARD PARK NY 14127	662,310.057	6.26%

MCKEAN COUNTY EMPLOYEE RETIREMENT FUND MR THOMAS BALL 500 WEST MAIN ST SMETHPORT PA 16749-1149	587,612.295	5.56%

Disciplined Value Series — Class S – Record Owners

Name and Address	Shares Owned	Percentage of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	842,466.052	17.38%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	292,532.821	6.04%

Equity Income Series – Class S – Record Owners

Name and Address	Shares Owned	Percentage of Class
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING 200 CLARENDON ST BOSTON MA 02116-0000	1,132,332.459	62.58%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	242,206.066	13.38%

CAREY AND CO 7 EASTON OVAL COLUMBUS OH 43219	123,189.010	6.81%

High Yield Bond Series – Class S Shares – Record Owners

Name and Address	Shares Owned	Percentage of Class
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING 200 CLARENDON ST BOSTON MA 02116-0000	3,673,570.125	42.26%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	1,404,838.168	16.16%

International Series – Class S Shares – Record Owners

Name and Address	Shares Owned	Percentage of Class
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING 200 CLARENDON ST BOSTON MA 02116-0000	15,687,400.746	32.68%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	4,908,175.420	10.23%

Pro-Blend Conservative Term Series — Class S Shares Record Owners

Name and Address	Shares Owned	Percentage of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	24,090,791.334	52.85%

Pro-Blend Moderate Term Series — Class S Shares Record Owners

Name and Address	Shares Owned	Percentage of Class
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 766 I.U.O.E. LOCAL 14-14B 141-57 NORTHERN BLVD FLUSHING, NY 11354	8,624,735.952	32.08%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	1,944,888.332	7.23%

TAYNIK & CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	1,748,251.739	6.50%

Pro-Blend Extended Term Series — Class S Shares Record Owners

Name and Address	Shares Owned	Percentage of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	1,926,931.085	9.24%

Pro-Blend Maximum Term Series — Class S Shares Record Owners

Name and Address	Shares Owned	Percentage of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	1,549,452.929	11.86%

NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS, OH 43218-2029	999,123.829	7.65%

Real Estate Series – Class S Shares – Record Owners

Name and Address	Shares Owned	Percentage of Class
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING 200 CLARENDON ST BOSTON MA 02116-0000	5,983,794.699	34.19%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	3,188,693.717	18.22%

Unconstrained Bond Series – Class S – Record Owners

Name and Address	Shares Owned	Percentage of Class
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING 200 CLARENDON ST BOSTON MA 02116-0000	37,450,254.226	50.87%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	6,457,780.361	8.77%

PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES 1. MAIL your signed and voted proxy back in YOU OWN. PLEASE CAST YOUR the postage paid envelope provided PROXY VOTE TODAY! 2. ONLINE at proxyonline.com using your proxy control number found below SHAREHOLDER’S REGISTRATION PRINTED HERE 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone ***BOXES FOR TYPSETTING PURPOSES ONLY*** voting line 4. By PHONE with a live operator when you THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON call toll-free 1-800-581-5238 Monday through OUTBOUND 6x9 ENVELOPES. Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 [FUND NAME INSERTED HERE] A SERIES OF MANNING & NAPIER FUND, INC. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [DATE DATE DATE DATE] The undersigned, revoking prior proxies, hereby appoints Elizabeth Craig as attorney-in-fact and proxy of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named Fund (the “Fund”) to be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, at [10:00 a.m.] Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-581-5238. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on [Date]. The proxy statement for this meeting is available at: proxyonline.com/docs/manningandnapier2018.pdf PROXY CARD [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

[FUND NAME INSERTED HERE] YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledge(s) receipt of the Notice of Meeting and accompanying Proxy Statement for the Special Meeting of Shareholders. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposal has been unanimously approved by the Board of Directors and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: FOR AGAINST ABSTAIN 1. To approve the adoption of a Rule 12b-1 Distribution and Shareholder Services Plan for the Class S Shares of the Fund. THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]